UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): JANUARY 14, 2009

HEALTH NET, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12718	95-4288333
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21650 Oxnard Street

Woodland Hills, California 91367

(Address of Principal Executive Offices) (Zip Code)

(818) 676-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

Performance Share Awards.

On January 14, 2009, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Health Net, Inc. (the “Company”) approved the structure of the 2009 Performance Share Program (the “2009 Program”) for our executive officers. Performance shares that are awarded under the 2009 Program will “cliff” vest in their entirety on the third anniversary of the date of grant only upon (1) the Company’s attainment of a minimum 2009 pre-tax income (“PTI”) performance level and/or the completion of certain strategic business divestitures during 2009, and (2) the executive officer remaining employed by the Company on the third anniversary of the date of grant. The Compensation Committee, or its designee, will determine whether any of the Company’s executive officers will be awarded performance shares. Performance share awards, if any, will be made pursuant to the revised form of Performance Share Award Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Executive Officer Incentive Plan.

On January 14, 2009, the Compensation Committee approved the bonus structure for the 2009 fiscal year under the Company’s 2006 Executive Officer Incentive Plan (the “EOIP”). The EOIP permits the payment of cash bonuses based upon pre-established performance criteria for the plan year.

For the Company’s executive officers, the Compensation Committee approved funding the EOIP at 200% of their target bonuses upon attainment of a PTI threshold. If the PTI threshold is not achieved, the executives will not be eligible for any incentive award payouts under the EOIP. Assuming achievement of the PTI threshold, actual EOIP payouts will be determined by the Compensation Committee upon review of the performance of the Company and each of the executive officers in 2009. The following named executive officers are eligible to participate in the EOIP for 2009:

•	Jay Gellert, Chief Executive Officer & President

•	James Woys, Executive Vice President & Chief Operating Officer

•	Joseph Capezza, Executive Vice President & Chief Financial Officer

•	Linda Tiano, Senior Vice President, General Counsel & Secretary

•	Karin Mayhew, Senior Vice President, Organization Effectiveness

Revised Forms of Equity Incentive Award Agreements.

On January 14, 2009, the Compensation Committee also approved revised forms of the Restricted Stock Unit Agreement, Restricted Stock Agreement, Nonqualified Stock Option Agreement, Nonqualified Stock Option Agreement for Non-Employee Directors under the Health Net, Inc. 2006 Long-Term Incentive Plan, and Nonqualified Stock Option Agreement for Non-Employee Directors under the Health Net, Inc. 1998 Stock Option Plan (collectively, the “Form Award Agreements”). The Form Award Agreements are filed as Exhibits 10.2 through 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Performance Share Award Agreement

10.2	Form of Restricted Stock Unit Agreement

10.3	Form of Restricted Stock Agreement

10.4	Form of Nonqualified Stock Option Agreement

10.5	Form of Nonqualified Stock Option Agreement for Non-Employee Directors under the Health Net, Inc. 2006 Long-Term Incentive Plan

10.6	Form of Nonqualified Stock Option Agreement for Non-Employee Directors under the Health Net, Inc. 1998 Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2009

HEALTH NET, INC.

By:	/s/ Linda V. Tiano
Linda V. Tiano
Senior Vice President, General
Counsel and Secretary